Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The Company's United States and Irish based subsidiaries file income tax returns in the United States and Ireland respectively. Other foreign subsidiaries are taxed separately under the laws of their respective countries.

The components of income before income tax expense are as follows:

	Year ended
	December 31, 2022	December 31, 2021	December 31, 2020
	(in thousands)
Ireland	$432,963	$231,893	$280,310
United States	(270,440)	(278,413)	41,950
Other	405,328	243,200	58,945
Income before income tax expense	$567,851	$196,680	$381,205

The components of income tax expense are as follows:

	Year ended
	December 31, 2022	December 31, 2021	December 31, 2020
	(in thousands)
Income tax expense:
Current tax expense:
Ireland	$53,248	$18,469	$28,963
United States	60,753	35,478	3,022
Other	70,395	48,003	14,963
Total current tax expense	184,396	101,950	46,948

Deferred tax (benefit)/expense:
Ireland	(6,166)	553	1,654
United States	(118,475)	(52,717)	4,577
Other	(344)	(8,452)	(5,304)
Total deferred tax (benefit)/expense	(124,985)	(60,616)	927

Income tax expense allocated to continuing operations	59,411	41,334	47,875

Income tax expense was allocated to the following components of other comprehensive income:
Currency impact on long term funding	7,211	1,776	68

Total	$66,622	$43,110	$47,943

Ireland's statutory income tax rate is 12.5%. The Company's consolidated reported income tax expense differed from the amount that would result from applying the Irish statutory rate as set forth below:

	Year ended
	December 31, 2022	December 31, 2021	December 31, 2020
	(in thousands)
Taxes at Irish statutory rate of 12.5% (2021:12.5%; 2020:12.5%)	$70,980	$24,586	$47,651
Rate differential from amortization of intangible assets	(59,330)	(31,228)	(2,298)
Foreign and other income taxed at higher rates	52,464	51,273	10,241
Research & development tax incentives	(2,608)	(3,120)	(1,243)
Movement in valuation allowance	(777)	3,101	3,581
Effects of change in tax rates	(300)	(128)	108
Change in unrecognized tax benefits	8,392	5,246	(1,672)
Impact of stock compensation	(8,756)	(9,083)	(5,150)
Other	(654)	687	(3,343)
Income tax expense	$59,411	$41,334	$47,875

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities are presented below:

	December 31, 2022	December 31, 2021
	(in thousands)
Deferred tax liabilities:
Property, plant and equipment	$10,927	$19,606
Operating right-of-use-assets	23,260	33,449
Goodwill	37,150	33,354
Intangible assets	1,078,302	1,201,086
Other	9,054	1,761
Total deferred tax liabilities recognized	1,158,693	1,289,256

Deferred tax assets:
Operating loss and tax credits carryforwards	88,697	86,893
Property, plant and equipment	6,010	5,846
Operating lease liabilities	27,593	36,106
Intangible assets	3,602	4,596
Accrued expenses and unbilled revenue	64,016	69,198
Stock compensation	21,862	25,557
Deferred compensation	2,917	3,445
Unearned revenue	66,565	64,924
Other	9,155	602
Total deferred tax assets	290,417	297,167
Valuation allowance for deferred tax assets	(43,379)	(45,495)
Deferred tax assets recognized	247,038	251,672
Overall net deferred tax asset/(liability)	$(911,655)	$(1,037,584)

At December 31, 2022 Ireland subsidiaries had tax credit carryforwards for income tax purposes that may be carried forward indefinitely, available for offset against future tax liabilities, if any, of $16.6 million.

At December 31, 2022 U.S. subsidiaries had U.S. federal and state net operating loss ("NOL") carryforwards of approximately $5.4 million and $401.9 million, respectively. These NOLs are available for offset against future taxable income and the expiry dates are shown in the table below. Of the $5.4 million U.S. federal NOLs, approximately $3.5 million is available for offset against future U.S. federal taxable income in 2023. The subsidiaries' ability to use the remaining U.S. federal and state NOL carryforwards is limited on an annual basis due to change of ownership in 2014, 2017, and 2019, as defined by Section 382 of the Internal Revenue Code of 1986, as amended. Of the U.S. federal NOLs, $5.3 million are limited by Section 382 for the years 2023 - 2036. As of December 31, 2022, U.S subsidiaries also had disallowed interest carryforwards of $93.0 million that can be carried forward indefinitely. These carryforwards are available for offset against future taxable income in the event that the U.S subsidiaries have excess capacity for interest deductions in future years.
    The expected expiry dates of the US NOLs are as follows:

	Federal NOL's	State NOL's
	(in thousands)
2023-2036	$5,268	$249,530
2033-2041	—	145,632
Indefinite	95	6,736

	$5,363	$401,898

In addition, we also have general business tax credit carryforwards of approximately $0.8 million that are available to reduce future U.S. federal and state income taxes. The general business tax credits are non-refundable and are due to expire between the years 2026-2038.

At December 31, 2022 other than those in the U.S. and Ireland, we had operating loss carryforwards for income tax purposes that may be carried forward indefinitely, available to offset against future taxable income, if any, of approximately $37.9 million. At December 31, 2022 those subsidiaries also had additional operating loss carryforwards of $14.8 million which are due to expire between 2023 and 2029 and operating loss carryforwards of $18.2 million which are due to expire between 2030 and 2039. In addition, at December 31, 2022 those subsidiaries had tax credit carryforwards for income tax purposes that may be carried forward indefinitely, available to offset against future tax liabilities, if any, of $4.7 million.

The valuation allowance at December 31, 2022 was approximately $43.4 million. The valuation allowance for deferred tax assets as of December 31, 2021 and December 31, 2020 was $45.5 million and $32.8 million respectively. The net change in the total valuation allowance was a decrease of $2.1 million during 2022 and an increase of $12.8 million during 2021. Of the total decrease of $2.1 million in 2022, $0.8 million was recognized within income tax expense and a decrease of $1.3 million was recognized in Other Comprehensive Income. Of the total increase of $12.8 million in 2021, $9.3 million was in respect of an acquired entity, $4.4 million was recognized within income tax expenses, and $0.9 million was recognized in Other Comprehensive Income.

The valuation allowances at December 31, 2022 and December 31, 2021 were primarily related to operating losses and tax credits carried forward that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, loss utilization, projected future taxable income and mitigation strategies in making this assessment. In respect of deferred tax assets not subject to a valuation allowance, management considers that it is more likely than not that these deferred tax assets will be realized on the basis that there will be sufficient reversals of deferred tax liabilities and taxable income in future periods.

The Company has recognized a deferred tax liability of $1.6 million (2021: $0.8 million) for investments in foreign subsidiaries where the Company does not consider the earnings to be indefinitely reinvested. For the deferred tax liability not recognized in respect of temporary differences related to investments in foreign subsidiaries which are considered to be indefinitely reinvested, it is not practicable to calculate the exact unrecognized deferred tax liability, however it is not expected to be material as Ireland allows a tax credit in respect of distributions from foreign subsidiaries at the statutory tax rate in the jurisdiction of the subsidiary so that no material tax liability would be expected to arise in Ireland in the event these earnings were ever remitted. In addition, withholding taxes applicable to remittances from foreign subsidiaries would not be expected to be material given Ireland’s tax treaty network and the EU parent subsidiary directive.
A reconciliation of the beginning and ending amount of total unrecognized tax benefits is as follows:

	December 31, 2022	December 31, 2021	December 31, 2020
	(in thousands)
Unrecognized tax benefits at start of year	$202,065	$19,078	$20,156
Increase related to acquired tax positions		170,047	—
Increase related to prior year tax positions	16,098	204	401
Decrease related to prior year tax positions	(5,442)	(1,695)	(1,271)
Increase related to current year tax positions	5,701	18,613	2,931
Settlements	—	(844)	(369)
Lapse of statute of limitations	(838)	(3,338)	(2,770)
Unrecognized tax benefits at end of year	$217,584	$202,065	$19,078

The relevant statute of limitations for unrecognized tax benefits totaling $37.9 million could potentially expire during 2023.

Included in the balance of total unrecognized tax benefits at December 31, 2022 were potential benefits of $217.6 million, which if recognized, would affect the effective rate on income tax from continuing operations. The balance of total unrecognized tax benefits at December 31, 2021 and December 31, 2020 included potential benefits which, if recognized, would affect the effective rate of income tax from continuing operations of $202.1 million and $19.1 million respectively.

Interest and penalties recognized during the year ended December 31, 2022 amounted to a net charge of $7.1 million (2021: $1.9 million, 2020: ($0.6 million)) and are included within the income tax expense. Total accrued interest and penalties as of December 31, 2022 and December 31, 2021 were $22.6 million and $15.5 million respectively and are included in closing income taxes payable at those dates.

Our major tax jurisdictions are Ireland and the United States. We may potentially be subjected to tax audits in both our major jurisdictions. In Ireland, tax periods open to audit include the years ended December 31, 2018, December 31, 2019, December 31, 2020, December 31, 2021 and December 31, 2022. In the United States, tax periods open to audit include the years ended December 31, 2016, December 31, 2017, December 31, 2018, December 31, 2019, December 31, 2020, December 31, 2021 and December 31, 2022. During such audits, local tax authorities may challenge the positions taken by us in our tax returns.